Exhibit 99.1
Business Update EEI Financial Conference November 5 - 6, 2007

Safe Harbor Statement The information contained herein is as of the date of this presentation. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as "anticipate," "believe," "expect," "projected" and "goals" signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This presentation contains forward-looking statements about DTE Energy's financial results and estimates of future prospects, and actual results may differ materially. Factors that may impact forward-looking statements include, but are not limited to: the higher price of oil and its impact on the value of production tax credits, or the potential requirement to refund proceeds received from synfuel partners; the uncertainties of successful exploration of gas shale resources and inability to estimate gas reserves with certainty; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; economic climate and population growth or decline in the geographic areas where we do business; environmental issues, laws and regulations, and the cost of remediation and compliance, including potential new federal and state requirements that could include carbon and more stringent mercury emission controls, a renewable portfolio standard and energy efficiency mandates; nuclear regulations and operations associated with nuclear facilities; impact of electric and gas Customer Choice programs; impact of electric and gas utility restructuring in Michigan, including legislative amendments; employee relations, and the negotiation and impacts of collective bargaining agreements; unplanned outages; access to capital markets and capital market conditions and the results of other financing efforts which can be affected by credit agency ratings; the timing and extent of changes in interest rates; the level of borrowings; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; effects of competition; impact of regulation by the FERC, MPSC, NRC and other applicable governmental proceedings and regulations, including any associated impact on rate structures; contributions to earnings by non-utility subsidiaries; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the ability to recover costs through rate increases; the availability, cost, coverage and terms of insurance; the cost of protecting assets against, or damage due to terrorism; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; uncollectible accounts receivable; binding arbitration, litigation and related appeals; changes in the economic and financial viability of our suppliers, customers and trading counterparties, and the continued ability of such parties to perform their obligations to the Company; timing, terms and proceeds from any asset sale or monetization; and implementation of new processes and new core information systems. This presentation should also be read in conjunction with the "Forward-Looking Statements" section in each of DTE Energy's, MichCon's and Detroit Edison's 2006 Form 10-K and 2007 Forms 10-Q (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy and Detroit Edison. Cautionary Note - The Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation such as "probable reserves" that the SEC's guidelines strictly prohibit us from including in filings with the SEC. You are urged to consider closely the disclosure in our Forms 10-K and 10-Q, File No. 1-11607, available from our offices or from our website at www.dteenergy.com. You can also obtain these Forms from the SEC by calling 1-800-SEC-0330.

DTE Energy Is Well Positioned for Growth Solid plan for consistent, predictable utility growth Customer-focused investment program Excellence in operations and cost Sustained constructive regulatory environment Non-Utility businesses focused on creating value Successful 2007 monetization plan realizing significant value Expect to selectively invest and complement utility earnings growth Financial outlook Revised 2007 guidance Confirm 2008 outlook

Winners in the Last Utility Build Cycle (70's-80's) Shared Common Characteristics Cost efficiency and continuous improvement Manage capital projects - on time and on budget Robust processes and procedures Maintain good relationships with customers and regulators Avoid rate shock Keep reliability high The right regulatory structure Efficiently incorporate investments into customer rates Minimize risk, disallowances Balance sheet flexibility Strong cash inflow from monetization and synfuels Provides significant flexibility to fund near-term growth

2007 2008 2009 2010 2011 2012 Base 95 100 105 105 105 105 Projected MichCon Capital Investment (2007-2012) Growing rate base: $2.0B in 2007 to ~$2.3B by end of 2012 Expansion projects planned for completion by year end 2008: $70M pipeline in W. Michigan $75M utility storage $40M in Panhandle Pipeline connection Longer term projects: AMI through 2012: ~$60M Meter relocation program: ~$100M Pipeline inspection: $10-$20M per year MichCon Capital Investments Focus on Pipeline and Storage Optimization $ millions $150-200 $200-230

2007 2008 2009 2010 2011 2012 Base 650 650 650 650 650 650 Environmental 235 260 200 200 200 200 AMI 20 45 45 45 45 Depreciation 485 510 535 560 585 615 Detroit Edison Capital Is Driven by Investments in System Reliability and Environmental Compliance Projected Detroit Edison Capital Investment (2007-2012) Growing rate base: $8.7B in 2007 to ~$10.5B by end of 2012 Longer term projects: Environmental improvements: ~$1.3B through 2012 AMI: ~$200M through 2012 (~$270M through 2014) Base plan excludes opportunities for: Renewable generation Energy efficiency investments Nuclear construction $ millions $835-875 $850-950

Environmental Requirements Will Continue to Drive Growth at Detroit Edison Monroe Power Plant ~2012 Total environmental capital investment of $1.3B (2007 - 2012) $1B investment at Monroe power plant (SCRs and scrubbers) $300M investment at balance of plants Construction process proceeding well On time and on budget Costs compare favorably to industry benchmarks Future Current Completed New Stacks Reagent Prep Building Gypsum Dewatering

Significant Potential Investments Not Included in Base Plan Potential federal and state legislation on renewable energy and energy efficiency programs Possible investments in wind, biomass, energy efficiency and demand response programs Potential investment of $1B or more Long-term investment opportunities (beyond 2012) Nuclear Plan to submit a license application for new nuclear unit in 2008 Will not begin construction until reform of PA 141 Carbon Investments for future carbon regulations Near-term investment opportunities (2008 & beyond)

Our Utility Operating Strategy Enables Increased Earnings Potential Well-run, customer-focused operations promote a constructive regulatory environment and strong financial performance Constructive Regulation Run the Business Well Collaborative Environment Creative Solutions Accelerated Capital Recovery Mechanisms Cost Efficiency Customer Satisfaction Operational Excellence Strong Financial Performance

Completed Projects Projects in Process Pending Projects Total Expected Program Benefits 190 270 Detroit Edison 190 80 50 320 PEP Benefits 2006 - 2008 O&M, Capital & Other $ millions, pre-tax Performance Excellence Process Reduces Fixed Cost Structure 2005 2006 Current 10300 9300 9075 Employees: Detroit Edison, MichCon & Corporate Support ~$190 ~$80 ~$50 ~$320 10,300 9,300 9,075 12% Reduction

Cost Efficiency Reduces the Need for Rate Increases Illustrative customer rate impact from sustained cost savings and high capital investment Revenue Deficiency Revenue Sufficiency 2006 2007 2008 2009 2010 Increasing need for rate increase due to investments Decreasing need for rate increases due to cost reductions Net required rate increase Continuous improvement helps mitigate unfavorable economic conditions and uncertain future cost pressures

Continue to address customer choice uncertainty Timely recovery of capital Rates that reflect cost of service (deskewing) Strengthen relationships with customers and regulators Constructive Regulatory Relationships Benefit Customers and Shareholders Chairman Orjiakor Isiogu Monica Martinez Steven Transeth Michigan Public Service Commissioners Sources: MPSC website: www.michigan.gov/mpsc DTE Energy's Regulatory Priorities

Constructive Legislative Relationships Benefit Customers and Shareholders Senate Majority Leader Mike Bishop Andy Dillon Speaker of the House of Representatives Senate Energy Policy & Public Utilities Committee Chair Bruce Patterson House Energy & Technology Committee Chair Frank Accavitti Sources: MPSC website: http://senate.michigan.gov/index.htm; www.house.mi.gov/replist.asp Reform PA 141 Re-establish load certainty by addressing Customer Choice Timely recovery of capital Passage of a comprehensive Michigan energy plan Energy efficiency Renewables Framework for base load investment DTE Energy's Legislative Priorities

We Are Working with Many Others to Enact a Comprehensive Energy Plan for Michigan Potential 10 - 15% Energy Portfolio Standard by 2015 - 2020 Ongoing detailed discussions on the best way to meet Michigan's future energy needs Consumer cost effectiveness Reliable and clean Provide economic development We believe that energy efficiency, demand response and renewables should be tied together in an Energy Portfolio Standard

We Have the Financial Resources to Fund Our Utility Growth Plan We have the flexibility to fund utility growth Non-utility monetization plan expected to produce at least $1.5 billion in after-tax proceeds in 2007 Synfuels expected to produce $900 million in total cash from 2007 through 2009 Balance sheet and credit metrics are strong Leverage and FFO strengthen in 2007 Monetization efforts reduce overall risk profile Solid liquidity position ~$2.1 billion in credit facilities ~$1.0 billion current excess liquidity Leverage* * Excludes securitization debt and MichCon short-term borrowing Funds from Operations / Debt* 12/31/2006 12/31/07E 0.534 0.501 12/31/2006 12/31/07E 0.195 0.25 12/31/06 12/31/07E 53.4% 50-52% 12/31/06 12/31/07E 19.5% 24-26% We are heading into this period of high capital expenditures with financial strength

Characteristics to succeed in the current high capital investment cycle Our Utility Strategy Enables Consistent and Predictable Growth Continuing to drive cost efficiency and continuous improvement initiatives Increasing focus on customer satisfaction Building collaborative relationships with regulators and legislators Ensuring the right regulatory structure is in place to successfully execute our plan Ability to fund growth through strong balance sheet flexibility 2006 2007 2008 2009 2010 2011 2012 Detroit Edison 8300 8700 9100 9500 9850 10150 10500 MichCon 1900 1950 2050 2100 2200 2250 2300 Potential Utility Rate Base Growth 5%-6% annual earnings growth $ billions ~1.9 ~8.3 ~2.3 ~10.5

DTE Energy Is Well Positioned for Growth Solid plan for consistent, predictable utility growth Customer-focused investment program Excellence in operations and cost Sustaining constructive regulatory environment Non-Utility businesses focused on creating value Successful 2007 monetization plan realizing significant value Expect to selectively invest and complement utility earnings growth Financial outlook Revised 2007 guidance Confirm 2008 outlook

Successful Non-Utility Monetization Plan Almost Completed

DTE Energy

Monetization After-Tax Cash Proceeds



At least $800 million
Core/South Barnett TBD
Power & Industrial
Peakers
Antrim
$1.5 billion
Final Stages
Closed
Closed
Original Guidance
Upside
Current Guidance

- After-tax cash proceeds of at least $1.5 billion in 2007
- $900 million common stock buyback by year end 2007 (~$725 million as of October 31)
- Power & Industrial monetization in final stages
- Potential upside from sale of Core and Southern Barnett acreage

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Monetizing Core & South, Focusing on Western Barnett Clay Zones of DTE Acreage Vertical Wells Horizontal Wells Dallas/ Ft Worth Metropolitan Area West 44,000 acres Core 11,000 acres Hood Johnson Erath Jack Somervell Hill Wise Tarrant Bosque Parker Denton Palo Pinto Moving to sell Core and Southern acreage Data room open Strong interest from buyers Monetization Update Western Barnett Investment Outlook South 30,000 acres One of the largest players in this part of the basin Results to date very encouraging Expect significant value creation from further development Will invest to expand and develop existing acreage 19

Power & Industrial Monetization Update Plan closing transaction by year end Expect total proceeds to DTE of ~$800 million (pre-tax) Monetization Update Execute existing strategy to provide value added products and services to large, energy-intensive customers Expect to selectively invest $50 - $100 million per year in best opportunities Investment Outlook

Non-Utility Pipeline & Storage: Growing U.S. Northeast Market Dynamics Source: EEA/DTE Gas Flow Model LNG (from Trinidad, Middle East and North Africa) LNG LNG LNG Traditional pipeline paths unable to expand economically Expected Flow of New Gas Supply, 2007 - 2020 Western Canada & Arctic / Alaskan supply Northeast market LNG Coal Bed Methane Tight Sands Gas Fayetteville Shale Barnett Shale Unconventional Supply Sources "Rockies" gas supply (mostly unconventional)

DTE Energy Midstream Pipeline and Storage Assets Are Positioned for Growth Near-Term Gas Midstream Earnings Drivers 2007 2009 2010 Vector Expansion 4.5 Bcf Storage Expansion - Millennium Pipeline in Service - 6.7 Bcf Storage Expansion - Vector Expansion - 2 Bcf Storage Expansion - 2 Bcf Storage Expansion 2008 Vector MichCon Chicago Millennium Michigan NY City Canadian & Arctic Gas Rockies Gas - REX Gulf (LNG) Gas DTE Storage Expect to invest $50- $100 million per year on best opportunities

DTE Energy Is Well Positioned for Growth Solid plan for consistent, predictable utility growth Customer-focused investment program Excellence in operations and cost Sustaining constructive regulatory environment Non-Utility businesses focused on creating value Successful 2007 monetization plan realizing significant value Expect to selectively invest and complement utility earnings growth Financial outlook Revised 2007 guidance Confirm 2008 outlook

2007 Earnings Outlook Detroit Edison performance impacted by one time cost pressures Startup costs associated with 2007 SAP implementation Higher than normal storm expenditures MichCon remains on track to earn its 11% authorized ROE in 2007 Strong performance from our non-utility businesses All segments meeting or exceeding expectations for 2007

Detroit Edison 2007 Operating Earnings Drivers Detroit Edison 2007 Guidance Walk* Original 2007 Guidance SAP Startup Costs Economy Weather Revised 2007Guidance Detroit Edison 345 310 300 300 305 35 10 5 2007 Original Guidance 2007 Revised Guidance SAP Start Up Costs Net Weather Impacts Lower Territory Sales $340 - 350 $300 - 310 ($35) ($10) $5 SAP stabilization costs higher than anticipated Territory sales down slightly Warmer than normal weather partially offset by increased storm costs Focused on containing costs for the remainder of 2007 - Weather $15 - Storm ($10) * Reconciliation to GAAP reported earnings included in the appendix $ millions

Revising 2007 Earnings Guidance * Reconciliation to GAAP reported earnings included in the appendix Note: EPS based on expected 170.5M average shares outstanding Operating Earnings* $ millions 2007 Previous Guidance 2007 Revised Guidance 2007 operating EPS $2.50 - $2.65 Detroit Edison expected to earn $300 - $310 million Maintained/improved earnings outlook for all other business segments Corporate & Other down slightly due to miscellaneous taxes and interest costs

2007 Net Cash Has Improved Since Our Original Guidance 2007 Revised Guidance ($ millions) DTE Energy Net Cash Flow ** Accounted for as 'investing activity' on statement of cash flows * Includes approximately $220M of accelerated tax credits *** Reconciliation to GAAP reported cash flow included in the appendix Adjusted cash from operations unchanged Capital expenditures slightly lower Net cash flow improved from original guidance

2008 Utility Outlook Remains Strong 2008 Earnings Drivers Utilities on track to earn their authorized ROE of 11% in 2008 Detroit Edison SAP startup costs behind us Expiration of rate reduction in April 2008 Resolution of electric rate case in Q3 2008 MichCon Innovative restructuring settlement positions MichCon to earn its authorized ROE

Regulated Electric Regulated Gas Regulated Gas Pipelines and Storage Non-Regulated East 380 90 33 55 DTE Energy 2008 Earnings Profile Detroit Edison: Target 11% ROE MichCon: Target 11% ROE Non-Utility: Post-monetization earnings lower, offset by reduced share count and interest expense 2008 guidance to be provided by year-end 2008 Earnings Profile Expect 85-90% of 2008 earnings to come from regulated businesses Excludes Corporate & Other FERC Regulated

Our Sustainable Dividend is Very Competitive As utility earnings increase, our payout ratio will improve, providing flexibility to consider further dividend increases Industry Dividend Yield PGN 0.052 ED 0.05 AEE 0.048 NI 0.046 SO 0.045 DTE 0.043 CNP 0.04 AEP 0.034 PCG 0.032 D 0.031 FE 0.029 ETR 0.025 PEG 0.025 FPL 0.024 PPL 0.024 EXC 0.021 SRE 0.02 EIX 0.02 CEG 0.019 CMS 0.012 DTE 4.3% November 1, 2007

DTE Energy's Investment Thesis DTE Energy expects to create significant value for shareholders over the next five years and beyond 5-6% long-term utility earnings growth Well-run utilities engaged in a customer-focused investment program, operating in a constructive regulatory environment Potential upside for renewable generation and energy efficiency investments Investment in non-utility businesses focused on maximizing shareholder value will provide additional growth of 1% Stable balance sheet with sufficient flexibility to execute our growth plan Attractive current dividend, potential for future increases

Appendix

We Expect the Commission to Continue to Support Michigan's 21st Century Energy Plan Orjiakor Isiogu Chairman Appointed: 9-9-2007 Term Ends: 7-2-2013 (Democrat) Served as the Director of the Telecommunications Division of the MPSC since 2003 where he advised the Commission on all issues relating to the regulation of telephone services. He also served as an Assistant Attorney General where he represented the state, its agencies and consumers in proceedings involving gas, electric & telecommunications utilities. He earned his law degree from Wayne State Law School. Monica Martinez Commissioner Appointed: 7-3-2005 Term Ends: 7-2-2011 (Democrat) Since her appointment has taken an active role in consumer education and awareness, energy efficiency promotion and low income assistance. Prior to this appointment, she served as Deputy Director of the Governor's Legislative Affairs Division, with responsibility as liaison to the Michigan Senate. She has also served as a policy advisor to the Michigan Senate Democratic office. Steven Transeth Commissioner Appointed: 7-16-2007 Term Ends: 7-2-2009 (Independent) Served for 21 years as Assistant Director and Legal Counsel for the non-partisan Michigan Legislative Service Bureau. His responsibilities included drafting legislation and providing legal counsel to the House of Representatives and Senate in the areas of energy, technology, public utilities & local government. He earned his law degree from Thomas M. Cooley Law School. Source: MPSC website: www.michigan.gov/mpsc

16 Net Production Rate (mmcf/day) 25 16 Gross Producing Wells 65 170 9/30/07 12/31/05 Reserves (Bcfe) Probable Reserves Proven Reserves 120 59 179 12/31/05 12/31/04 Acreage Position (thousands) Net Undeveloped Acres Net Developed Acres 62 76 64 16 85 12/31/06 12/31/05 123 12/31/06 9/30/07 12/31/05 12/31/06 4 65 14 9/30/07 81 12/31/06 266 174 440 Barnett Shale Operating Metrics 21 34

Gas Midstream Business Existing Expansion Projects 65.6 Bcf 13.5 Bcf Phase in service Q2 2008 Phase 1 - 4.9Bcf (8.1Bcf total) Millennium Pipeline (DTE owns 26.25%) Under construction - majority of activity to occur in summer of 2008. In-service projected for 4th Q of 2008 Initial capacity: 0.5 Bcf/d Total project cost ~$800M - before debt financing Vector Pipeline (DTE owns 40%) Pipeline from Chicago to Sarnia, Ontario (In-service, 2000) Phase 1 expansion of 0.2 Bcf/d by 11/07 Phase 2 expansion of 0.1 Bcf/d by 11/09 Washington 10 Storage Complex (DTE owns 100%) Initial in-service: 1999 Expanded in 2005/06 - Current capacity ~66 Bcf Washington 28 Storage Field (DTE owns 50%) Initial in-service: 1990 Current Capacity: 9.0 Bcf Expansion of 6 Bcf phased in over next 2 years (4.5 Bcf in 2007 / 1.8 Bcf in 2008) Shelby 2 Storage field under development Expect to add 8 Bcf over next 3 years (4.9 Bcf in 2008, 1.8 Bcf in 2009, and 1.4 Bcf in 2010) Pipeline Assets Storage Assets

Sources Long-Term Uses East 1.4 0.75 West 0.95 0.75 0.25 0.65 Sources and Uses of Monetization Proceeds and Synfuel Cash Synfuel $900 - 1,000 (2007 - 2009) Monetization Proceeds ~$1,500 (2007) Monetization Proceeds and Synfuel Cash Sources and Uses $2,400 - 2,500 $2,400 - 2,500 Debt Redemption ~$700 (2007 - 2008) Share Repurchase* ~$900 (2006 - 2007) Utility Equity/Other $600 - 700 (2007 - 2009) Antrim Forward Sales * Includes ~ $725 million of common stock bought back under this program as of Oct. 31, 2007 $ millions

Non-Utility Monetization Summary

DTE Energy

Our strategy of developing and monetizing non-utility businesses has created significant value for shareholders

	Comments	Expected/Realized After-Tax Proceeds ($ million)	
Antrim Sale	• Sale announced May 20, 2007; sale closed June 29, 2007 • Gross proceeds of $1.26 B; after-tax cash proceeds of $820 M	$820*	~$1.5 B
Peaker Sale	• Georgetown sale closed in July 2007 • Crete sale closed October 2007	$65	
Power and Industrial Monetization	• Agreement for sale of 50% equity interest in a majority of our existing projects announced June 30, 2007; expect closing by year end • Transaction would lead to pre-tax proceeds of ~$800 M; $650 M from non-recourse debt and $140 M from buyer	$625**	
Potential Sale of Barnett Reserves	• Moving to sell Core and Southern acreage (~43,000 acres) • Targeting closure by year-end	$TBD	

* Antrim after-tax proceeds exclude $170 million in accelerated tax credits, but include $200 million of reserves for Antrim hedge settlement

** Power and Industrial after-tax proceeds exclude $50 million in accelerated tax credits

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Synfuels Expected to Produce $900 Million in Cash in 2007-2009 2007 2008 2009 Total 675 675 850 175 50 900 2007E 2008E 2009E Total Expected Synfuel Cash Flow* ~$675 ~$175 ~$50 ~$900 Gains from non-utility monetizations enable DTE to use more of its banked tax credits in 2007 Pulls ahead cash into 2007 from 2008-2009 Synfuel cash about evenly split between use of tax benefits and partner payments / oil hedge proceeds Hedging of exposure to oil prices enables full production in 2007 (~21 million tons) * Assumes ~21 million tons of production in 2007 $ millions

DTE Energy 2007 Revised Capital Expenditure Guidance 2007 Original Guidance 2007 Revised Guidance DTE Energy Capital Expenditures $ millions

Reconciliations of 2007 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides 2007 guidance for operating earnings. It is likely that certain items that impact the company's 2007 reported results will be excluded from operating results. A reconciliation to the comparable 2007 reported earnings/net income guidance is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. Reconciliation of 2007 Reported Earnings to Operating Earnings